Exhibit 10(o)(1)

AMENDMENT TO

MARKETING AGREEMENT

THIS AMENDMENT TO THE MARKETING AGREEMENT, effective as indicated herein, by and between Investors Insurance Corporation (“IIC”), a Delaware corporation, and Legacy Marketing Group (“LMG”), a California corporation.

WHEREAS, IIC and LMG entered into a Marketing Agreement, dated June 5, 2002, (“Agreement”), wherein LMG agreed to provide specified services relating to the marketing of certain insurance policies issued by IIC.

WHEREAS, IIC and LMG desire to amend to the Agreement as follows;

NOW THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, LMG and IIC mutually agree to the following:

1.

Add to APPENDIX A, “Contract (Policy) Forms,” as follows:

PRODUCT NAME	POLICY FORM NUMBERS*	EFFECTIVE DATES**
MarkOnesm 0	IIC-PEIA-302-10-0	06/05/02
MarkOnesm 4	IIC-PEIA-302-10-4	06/05/02
MarkOnesm8	IIC-PEIA-302-10-8	06/05/02
MarkOnesm SE	IIC-PEIA-302-10-0	09/19/05
Beneficiary Rider	IIC-BRP-302	06/05/02
SummitMarksm	IIC-PEIA-603-10-0	03/15/04
SummitMarksm Extra 4	IIC-PEIA-603-10-4	03/15/04
SummitMarksm Extra 8	IIC-PEIA-603-10-8	03/15/04
VistaMarksm “0”	IIC-PEIA-603-10-0	04/29/04
VistaMarksm “4”	IIC-PEIA-603-10-4	04/27/04
VistaMarksm “8”	IIC-PEIA-603-10-8	04/27/04
PremierMarksm	IIC-PEIA-1204-0	07/01/05

*Including all State required variations of the above referenced products/policy form numbers.

** The “Effective Date” is the first date that LMG will accept applications.

2.

Add to APPENDIX B, “Commission and Marketing Allowance Fees,” as attached hereto.

{Remainder of page intentionally left blank.}

*Confidential information omitted and filed separately with the SEC.

3.

APPENDIX C, Schedule of Authorized Personnel, “Representing LMG,” is hereby deleted in its entirety and the following is replaced in its stead:

“Representing Legacy Marketing Group

Lynda L. Regan, Chief Executive Officer

R. Preston Pitts, President

Ata Azarshahi, Chief Actuarial Officer

Chris Eaken, Vice President of Compliance and Quality Control/Training”

All other provisions in the Agreement not specifically amended above remain in effect and unchanged.

IN WITNESS WHEREOF, the parties have executed this Agreement.

Legacy Marketing Group

Investors Insurance Corporation

By: /s/ R. Preston Pitts

By: /s/ Yves Corcos

Printed Name: R. Preston Pitts

Printed Name: Yves Corcos

Title: President

Title: Chief Executive Officer

Date: August 31, 2006

Date: May 17, 2006

*Confidential information omitted and filed separately with the SEC.

APPENDIX B TO MARKETING AGREEMENT

MarkOneSM Compensation Table[a]
MarkOneSM Series Product Name	Effective Dates[b]	(a) Base Commission Ages *-*		(b) Mkt. Allow.	(c) LMG Trail Com. (aka Administrative Trail Fee or Fund One fee)
		Year 1	Year 2+
MarkOneSM “0”	06/05/02	**	*	*	*%
	12/01/02	*	*	*	*%
	02/01/03	*	*	*	*%
	03/24/03	*	*	*	*%
	07/07/03	*	*	*	*%
	09/15/03	*	*	*	*%
	11/01/03	*	*	*	*%
	02/02/04	*	*	*	*%
	04/05/04	*	*	*	*%
	05/01/04	*	*	*	*%
	06/01/04	*	*	*	*%
	09/01/04	*	*	*	*%
	11/01/04	*	*	*	*%
	03/01/05	*	*	*	*%
	04/01/05	*	*	*	*%
	05/01/05	*	*	*	*%
	06/01/05	*	*	*	*%
	09/01/05	*	*	*	*%
	11/01/05	*	*	*	*%
		Year 1	Year 2+
MarkOneSM “4”	06/05/02	*	*	*	*%
	12/01/02	*	*	*	*%
	02/01/03	*	*	*	*%
	03/24/03	*	*	*	*%
	07/07/03	*	*	*	*%
	09/01/03 to 09/30/03	*	*	*	*%
	09/15/03	*	*	*	*%
	10/01/03	*	*	*	*%
	02/02/04	*	*	*	*%
	04/05/04	*	*	*	*%
	05/01/04	*	*	*	*%
	06/01/04	*	*	*	*%
	09/01/04	*	*	*	*%
	11/01/04	*	*	*	*%
	03/01/05	*	*	*	*%
	04/01/05	*	*	*	*%
	05/01/05	*	*	*	*%
	06/01/05	*	*	*	*%
	09/01/05	*	*	*	*%

*Confidential information omitted and filed separately with the SEC.

	11/01/05	*	*	*	*%
		Year 1	Year 2+
MarkOneSM “8”	06/05/02	*	*	*	.*%
	12/01/02	*	*	*	*%
	02/01/03	*	*	*	*%
	03/24/03	*	*	*	*%
	07/07/03	*	*	*	*%
	10/01/03	*	*	*	*%
	02/02/04	*	*	*	*%
	04/05/04	*	*	*	*%
	05/01/04	*	*	*	*%
	06/01/04	*	*	*	*%
	09/01/04	*	*	*	*%
	11/01/04	*	*	*	*%
	03/01/05	*	*	* [c] * [d]	*%
	04/01/05	*	*	*	*%
	05/01/05	*	*	*c * [d]	*%
	06/01/05	*	*	* [c] * [d]	*%
	09/01/05	*	*	* [c] * [d]	*%
	11/01/05	*	*	* [c] * [d]	*%
MarkOneSM “SE”		Base Commission
		Ages *-*	Ages *-*
	09/19/05	*	*	*	*%
	11/01/05	*	*	*	*%
	12/01/05	*	*	*	*%

a As of 10/11/04, the maximum issue age is reduced from * to *

b The “Effective Date” is the first date that LMG will accept applications

c All strategies except Guaranteed One-Year Strategy

d Guaranteed One-Year Strategy

GENERAL COMPENSATION RULES FOR MARKONE TABLE

1.

Base Commission (Column (a) above):

IIC will pay LMG on the last business day of the week base commissions for all premiums received in cash by LMG during that week, i.e., the prior Friday through Thursday, in the specified percentages indicated in Column (a) above.  Such commissions will be paid by IIC to LMG by IIC authorizing LMG to write a check to itself against the IIC Disbursement account for the total weekly commission amount.  Additional premium payments in contract years 2*+ will be in the percentages indicated above.

*Confidential information omitted and filed separately with the SEC.

For issue ages *+, age mandated trail commission is paid monthly beginning in the * (*) contract month; or in the * (*)  contribution  month for additional deposits.  The elective trail commission is paid beginning in the * (*) contract month.  The trail commission continues to be paid until death of the owner, surrender of the policy or election of a settlement option.  The base commission is reduced as mandated by age or elected as a trail as follows:

Commission Reduction and Trail

Age Mandated Commission

Ages*-*

06/05/02 to 02/01/04

Upfront:

Year 1: *% of Year 1 Base Commission rate

Year 2+: *% of Year 2 Base Commission rate

Trail:

Year 1: *% of Year 1 Base Commission rate

Year 2+: *% of Year 2 Base Commission rate

02/02/04 to 04/04/04

Upfront:

Year 1: *% of Year 1 Base Commission rate

Year 2+: *% of Year 2 Base Commission rate

Trail:

none

After 04/05/04

Upfront:

Year 1: *% of Year 1 Base Commission rate

Year 2+: *% of Year 2 Base Commission rate

Trail:

none

Elective Trail Commission

*% of Base Commission paid in trail. Base Commission is reduced by *%

*% of Base Commission paid in trail. Base Commission is reduced by *%

*% of Base Commission paid in trail.  Base Commission is reduced by *%

2.

Marketing Allowance (Column (b) above):

IIC will pay to LMG a Marketing Allowance for all premiums received by LMG in the specified percentages indicated in Column (b) above.  LMG will bill IIC weekly and IIC will pay LMG such Marketing Allowance by wire transfer within * (*) business days of receipt of such documentation.

3.

LMG Trail Commission (Column (c) above):

IIC will pay LMG an annual rate, paid monthly, of the percentage specified in column (c) of the total Annuity Cash Value of the policies sold under this Agreement.  For the purpose of the foregoing, Annuity Cash Value is the contract's Cash Value, which reflects any applicable reductions, loans and withdrawals.  The commission is based on the total month end Annuity Cash Value and will be paid within * (*) business days of month end by IIC via wire transfer to an LMG bank account.

*Confidential information omitted and filed separately with the SEC.

SummitMark Compensation Table [a]
SummitMark Series Product Name	Effective Dates [b]	(a) Base Commission Ages 0-*0		(b) Mkt. Allow	(c) Override				(d) LMG Trail Comm.
		Year 1	Year 2+		Ages *-*	Ages *-*	Ages *-*	Ages *-*
SummitMarksm Extra 0	03/15/04	*	*	*	*	0	*	*	*%
	04/05/04	*	*	*	*	*	*	*	*%
	05/01/04	*	*	**	*	*	*	*	*%
	06/01/04	*	*	**	*	*	*	*	*%
	09/01/04	*	*	*	*	*	*	*	*%
	01/01/05	*	*	* [c] --* [d] * [e]	*	*	*	*	*%
	04/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%
	09/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%
	11/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%
SummitMarksm Extra 4	03/15/04	*	*	*	*	*	*	*	*%
	04/05/04	*	*	*	*	*	*	*	*%
	05/01/04	*	*	*	*	*	*	*	*%
	06/01/04	*	*	*	*	*	*	*	*%
	09/01/04	*	*	*	*	*	*	*	*%
	01/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%
	04/01/05	*	*	* [c]* [d] * [e]	*	*	*	*	*%
	09/01/05/	*	*	* [c] * [d] * [e]	*	*	*	*	*%
	11/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%
SummitMarksm Extra *	03/15/04	*	*	*	*	*	*	*	*%
	04/05/04	*	*	*	*	*	*	*	*%
	05/01/04	*	*	*	*	*	*	*	*%
	06/01/04	*	*	*	*	*	*	*	*%
	09/01/04	*	*	*	*	*	*	*	*%
	01/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%
	04/01/05	*	*	* [c]* [d] * [e]	*	*	*	*	*%
	09/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%
	11/01/05	*	*	* [c] * [d] * [e]	*	*	*	*	*%

a As of 10/11/04, the maximum issue age is reduced to *

b The “Effective Date” is the first date that LMG will accept applications

c All strategies except the S&P 500 Monthly Cap Strategies and the NASDAQ –*0 Monthly Cap Strategies

d S&P 500 Monthly Cap Strategies

e NASDAQ –*0 Monthly Cap Strategies

*Confidential information omitted and filed separately with the SEC.

GENERAL COMPENSATION RULES FOR SUMMITMARK TABLE

1.

Base Commission (Column (a) above):

IIC will pay LMG on the last business day of the week base commissions for all premiums received in cash by LMG during that week, i.e., the prior Friday through Thursday, in the specified percentages indicated in Column (a) above.  Such commissions will be paid by IIC to LMG by IIC authorizing LMG to write a check to itself against the IIC Disbursement account for the total weekly commission amount.  Additional premium payments in contract years 2 + will be in the percentages indicated above of the base commission noted above as year 1 premium.

For issue ages *-*, the reduced upfront commission and the age mandated trail commission is paid monthly beginning in the * (*) contract month.  The elective trail commission is paid beginning in the * (*) contract month.  The trail commission continues to be paid until death of the owner, surrender of the policy or election of a settlement option.  The base commission is reduced as mandated by age or elected as a trail as follows:

Age Mandated Commission

Ages *-*

Upfront:

Year 1: *% of Year 1 Base Commission rate

Year 2+: *% of Year 2 Base Commission rate

Trail:

none

Elective Trail Commission

*% of Base Commission paid in trail.  Base Commission is reduced by *%

*% of Base Commission paid in trail.  Base Commission is reduced by *%

*% of Base Commission paid in trail.  Base Commission is reduced by *%

2.

Marketing Allowance (Column (b) above):

IIC will pay to LMG a Marketing Allowance for all premiums received by LMG in the specified percentages indicated in Column (b) above.  LMG will bill IIC weekly and IIC will pay LMG such Marketing Allowance by wire transfer within *(*) business days of receipt of such documentation.

3.

Override Commission (Column (c) above):

IIC will pay to LMG an override commission (on the last business day of the week) for all premiums received by LMG during that week, in the specified percentages indicated in Column (c) above.

4.

LMG Trail Commission (Column (d) above):

IIC will pay LMG an annual rate, paid monthly, as specified in column (d) above, of the total Annuity Cash Value of the policies sold under this Agreement.  For the purpose of the foregoing, Annuity Cash Value is the contract's Cash Value, which reflects any applicable reductions, loans and withdrawals.  The commission is based on the total month end Annuity Cash Value and will be paid within * (*) business days of month end by IIC via wire transfer to an LMG bank account.

VistaMarkSM Compensation Table a

VistaMark Series Product Name	Effective Dates [b]	(a) Base Commission Ages *-*	(b) Marketing Allowance	(c) LMG Trail Com. (aka Administrative Trail Fee or Fund One fee)
VistaMarksm “0”	04/27/04	*	*	*%
	06/01/04	*	*	*%
	09/01/04	*	*	*%
	11/01/04	*	*	*%
	02/01/05	*	*	*%
	04/01/05	*	*	*%
	06/01/05	*	*	*%
	11/01/05	*		*%
VistaMarksm “4”	04/29/04	*	*	*%
	06/01/04	*	*	*%
	09/01/04	*	*	*%

*Confidential information omitted and filed separately with the SEC.

	11/01/04	*	*	*%
	02/01/05	*	*	*%
	04/01/05	*	*	*%
	06/01/05	*	*	*%
	11*/01/05	*	*	*%
VistaMarksm “*”	04/29/04	*	*	*%
	06/01/04	*	*	*%
	09/01/04	*	*	*%
	11/01/04	*	*	*%
	02/01/05	*	*	*%
	04/01/05	*	*	*%
	06/01/05	* [c]	*	*%
	11/01/05	* [c]	*	*%

a As of 10/11/04, the maximum issue age is reduced to *

b The “Effective Date” is the first date that LMG will accept applications

c  LMG will retroactively invoice IIC for the additional percent for the period of 04/01/2005 to 06/01/2005, notwithstanding the fact that LMG’s system was not modified to reflect this increase until 06/01/2005.

GENERAL COMPENSATION RULES FOR VISTAMARK TABLE

1.

 Base Commission (Column (a) above):

IIC will pay LMG on the last business day of the week base commissions for all premiums received in cash by LMG during that week, i.e., the prior Friday through Thursday, in the specified percentages indicated in Column (a) above.  Such commissions will be paid by IIC to LMG by IIC authorizing LMG to write a check to itself against the IIC Disbursement account for the total weekly commission amount.  Additional premium payments in contract years 2 +  will be in the percentages indicated above of the base commission noted above as year 1 premium.

The reduced upfront commission and the age mandated trail commission is paid monthly beginning in the * contract month.  The elective trail commission is paid beginning in the * contract month.  The trail commission continues to be paid until death of the owner, surrender of the policy or election of a settlement option.  The base commission is reduced as mandated by age or elected as a trail as follows:

Age Mandated Commission

Ages*-*:

Year 1:

Base Commission rate

Year 2+:

*% of Year 2 Base Commission rate

Trail:

none

Ages *-*:

Year 1:

*% of Year 1 Base Commission rate

Year 2+:

*% of Year 1 Commission for this age band

Trail:

none

Ages *-**:

Year 1:

*% of Year 1 Base Commission rate

Year 2+:

*% of Year 1 Commission for this age band

Trail:

none

Elective Trail Commission

*% of Base Commission paid in trail. Base Commission is reduced by *%.

*% of Base Commission paid in trail. Base Commission is reduced by *%.

*% of Base Commission paid in trail.  Base Commission is reduced by *%.

*Confidential information omitted and filed separately with the SEC.

3.

Marketing Allowance (Column (b) above):

IIC will pay to LMG a Marketing Allowance for all premiums received by LMG in the specified percentages indicated in Column (b) above.  LMG will bill IIC weekly and IIC will pay LMG such Marketing Allowance by wire transfer within  (*) business days of receipt of such documentation.

4.

LMG Trail Commission (Column (c) above):

IIC will pay LMG an annual rate, paid monthly, as specified in column (c) above, of the total Annuity Cash Value of the policies sold under this Agreement.  For the purpose of the foregoing, Annuity Cash Value is the contract's Cash Value, which reflects any applicable reductions, loans and withdrawals.  The commission is based on the total month end Annuity Cash Value and will be paid within * (*) business days of month end by IIC via wire transfer to an LMG bank account.

PremierMarkSM Compensation Table

PremierMark Series Product Name	Effective Dates [a]	(a) Base Commission Ages *-*	(b) Base Commission Ages *-*	(c) Marketing Allowance
PremierMark sm “0”	07/01/05	*	*	*
	09/01/05	*	*	* [b] * [c]
	1101/05	*	*	* [b] * [c]
	12/01/05	*	*	* [b] * [c]
	03/01/06	*	*	* b-1 * b-2 * b-3 * [c]
	07/01/06	*	*	* b-4 * b-5 * b-* * [c]

a The “Effective Date” is the first date that LMG will accept applications

b Guaranteed One-Year and Equity Strategies, except Monthly Cap

b-1 Guaranteed One-Year and Equity Strategies if premium production for 03/01/06 through 05/31/06 is below $*

b-2 Guaranteed One-Year and Equity Strategies if premium production for 03/01/06 through 05/31/06 is between $* and $ *

b-3 Guaranteed One-Year and Equity Strategies if premium production for 03/01/06 through 05/31/06 is over $*

b-4 Guaranteed One-Year and Equity Strategies if premium production for 07/01/06 through 09/30/06 is below $*

b-5 Guaranteed One-Year and Equity Strategies if premium production for 07/01/06 through 09/30/06 is between $* and $ *

b-* Guaranteed One-Year and Equity Strategies if premium production for 07/01/06 through 09/30/0 is over $*

c Monthly Cap Strategy

*Confidential information omitted and filed separately with the SEC.

GENERAL COMPENSATION RULES FOR VISTAMARK TABLE

1.

 Base Commission (Columns (a)  and (b) above):

IIC will pay LMG on the last business day of the week base commissions for all premiums received in cash by LMG during that week, i.e., the prior Friday through Thursday, in the specified percentages indicated in Columns (a) & (b) above.  Such commissions will be paid by IIC to LMG by IIC authorizing LMG to write a check to itself against the IIC Disbursement account for the total weekly commission amount.  Additional premium payments in contract years 2 +  will be in the percentages indicated above of the base commission noted.

Age Mandated Commission

- none

Elective Trail Commission

- none

5.

Marketing Allowance (Column (c) above):

IIC will pay to LMG a Marketing Allowance for all premiums received by LMG in the specified percentages indicated in Column (c) above.  LMG will bill IIC weekly and IIC will pay LMG such Marketing Allowance by wire transfer within *(*) business days of receipt of such documentation.

*Confidential information omitted and filed separately with the SEC.